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                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
              $150,000,000 13% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
            NEW $150,000,000 13% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                      WEIGHT WATCHERS INTERNATIONAL, INC.

    Registered holders of outstanding dollar-denominated 13% Senior Subordinated Notes due 2009 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new dollar-denominated 13% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Norwest Bank Minnesota, National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

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 FOR DELIVERY BY REGISTERED OR CERTIFIED         FOR OVERNIGHT DELIVERY ONLY:
                  MAIL:                             Norwest Bank Minnesota,
         Norwest Bank Minnesota,                     National Association
          National Association                      608 Second Avenue South
    Sixth Street and Marquette Avenue         Northstar East Building, 12th Floor
             MAC N9303 - 121                            MAC N9303 - 121
       Minneapolis, MN 55479-0069                 Minneapolis, MN 55479-0069
  Attention: Corporate Trust Department      Attention: Corporate Trust Department

                BY HAND:                           BY FACSIMILE TRANSMISSION
         Norwest Bank Minnesota,               (FOR ELIGIBLE INSTITUTIONS ONLY):
          National Association                          (612) 667-4927
         608 Second Avenue South             CONFIRM FACSIMILE BY TELEPHONE ONLY:
   Northstar East Building, 12th Floor                  (612) 667-9764
       Minneapolis, MN 55479-0069
  Attention: Corporate Trust Department
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated         , 1999 of Weight Watchers International, Inc. (the "Prospectus"),
receipt of which is hereby acknowledged.

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
                                    DESCRIPTION OF OLD NOTES TENDERED
                                                                 CERTIFICATE
                                           NAME AND              NUMBER(S) OF
                                          ADDRESS OF              OLD NOTES
                                          REGISTERED             TENDERED (OR
                                         HOLDER AS IT              ACCOUNT
                                        APPEARS ON THE            NUMBER AT               PRINCIPAL
                                          OLD NOTES               BOOK-ENTRY              AMOUNT OLD
NAME OF TENDERING HOLDER                (PLEASE PRINT)            FACILITY)             NOTES TENDERED

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                                   SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s) (Please Print): ________________________________________________________

Address: _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

    DTC Account Number: ________________________________________________________

    Date: ______________________________________________________________________

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

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Name of Firm:
                                                          (AUTHORIZED SIGNATURE)

Address:                                       Title:

                                               Name:
                                   (ZIP CODE)             (PLEASE TYPE OR PRINT)

Area Code and                                  Date:
Telephone No.:
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NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES
SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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